AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                              PROSPECTUS SUPPLEMENT

               Global Gold o Global Natural Resources o Utilities
                         Income & Growth o Equity Growth

                          SUPPLEMENT DATED JUNE 2, 1997
                          Prospectus dated May 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the Funds for approval at a Special Meeting of Shareholders to be held on July 30, 1997, to consider the following proposals:

1. To ratify the selection of Coopers & Lybrand LLP as the independent auditors for each Fund for its current fiscal year;

2. To vote on the approval of a Management Agreement with American Century Investment Management, Inc.;

3. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Funds' current fundamental investment limitations; and

7. To transact such other business which may come before the meeting, although we are not aware of any other items to be considered.

Proposals 4, 5 and 6 do not apply to the funds offered by this Prospectus. The record date for the meeting is June 2, 1997. If you own shares of the Funds as of the close of business on that date, you will be entitled to vote at the meeting. Proxy materials containing more information about these proposals are expected to be first sent to shareholders on June 2, 1997. If approved by shareholders, the Management Agreement in Proposal 2 and the amendments to the Funds' fundamental investment limitations would become effective on August 1, 1997.

FURTHER INFORMATION ABOUT PROPOSAL 2

The proposed Management Agreement with American Century Investment Management, Inc. ("ACIM") is substantially different from the Funds' current Advisory Agreement with Benham Management Corporation ("BMC"). The most important change is a difference in the way management fees are calculated under the proposed agreement. Rather than paying separate investment advisory fees, transfer agency fees, and operating costs, it is proposed that the Funds pay one "unified" fee, which would cover not just the investment advisory fee, but nearly all expenses of the Funds. The expenses covered under the unified fee would include fees for administrative services, transfer agency services, custodian fees, printing and mailing costs for shareholder materials and shareholder meeting expenses, all of which are charged to the Funds under the current arrangements with BMC. While the fees paid under the proposed Management Agreement are not directly comparable to those of the Funds' current agreements with their service providers, the effect of the proposed Management Agreement would have been a net decrease in total expenses paid by all of the American Century funds as a group if the proposed Management Agreement had been in effect during the 12 months ended December 31, 1996. However, if the proposed Management Agreement had been in effect during such period, the total expense ratios of some funds may have been higher. In no case is the proposed management fee of any fund higher than the maximum total expense ratio payable under the current Advisory Agreement.

If the proposed Management Agreement is approved, the investment management of the Funds will not change in any way. Certain employees of ACIM currently provide investment management services to the Funds through an arrangement with BMC by which certain employees of BMC also provide investment management services to funds managed by ACIM. If the proposed Management Agreement is approved, ACIM intends to consolidate the investment management capabilities of the two advisors in ACIM. The same investment teams that currently manage the Funds will continue under the proposed Management Agreement with ACIM.

The table below depicts the effect of the proposed Management Agreement on the Funds for the 12 month period ended December 31, 1996:

After Expense Reimbursements
-------------------------------------------------------------------------------
              Management Fee         Other Expenses         Total Expenses
             Current   Proposed     Current   Proposed    Current   Proposed
-------------------------------------------------------------------------------
Equity        0.35%      0.70%       0.28%      0.01%       0.63%     0.71%
Growth
-------------------------------------------------------------------------------
Global        0.27%      0.70%       0.35%      0.01%       0.62%     0.71%
Gold
-------------------------------------------------------------------------------
Global        0.20%      0.70%       0.55%      0.02%       0.75%     0.72%
Natural
Resources
-------------------------------------------------------------------------------
Income &      0.36%      0.70%       0.26%      0.01%       0.62%     0.71%
Growth
-------------------------------------------------------------------------------
Utilities     0.28%      0.70%       0.45%      0.01%       0.73%     0.71%
-------------------------------------------------------------------------------

Absent the effect of voluntary fee waivers and contractual expense limitations, the management fee, other expenses and total expenses of the following Funds under the current Advisory Agreement would have been, respectively: Global Natural Resources, 0.40%, 0.55% and 0.95%; and Utilities, 0.26%, 0.45% and 0.71%.

FURTHER INFORMATION ABOUT PROPOSAL 3

Currently the Funds have fundamental investment restrictions that vary between the Funds and those of other funds in the American Century family of mutual funds. The Funds also have investment restrictions that reflect legal and other requirements that are no longer applicable to the Funds. In the interests of efficiency in fund management and compliance, we have analyzed the fundamental investment limitations and policies of the Funds in an effort to formulate a standard set of policies for all American Century funds that reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote. It should be noted that the adoption of the proposed changes is not expected to substantially affect the way the Funds are managed.

OTHER PROSPECTUS CHANGES

Investment Management

The members of the American Century quantitative equity portfolio management team responsible for management of Income & Growth are John Schniedwind and Kurt Borgwardt. The members of the American Century quantitative equity portfolio management team responsible for management of Equity Growth are Jeff Tyler and William Martin.

In the section titled "Investment Management," the second and third full paragraphs appearing on page 21 of the Prospectus for Income & Growth and Equity Growth are deleted and replaced with the following:

JOHN SCHNIEDWIND, Senior Vice President and Group Head - Quantitative Equity, has been a member of the team that manages Income & Growth since its inception and has supervised the teams that manage Income & Growth, Equity Growth, and American Century Utilities Fund since their inceptions. Mr. Schniedwind also supervises the portfolio management teams which manage American Century Global Gold Fund and American Century Global Natural Resources Fund. Mr. Schniedwind joined American Century in 1982.

KURT BORGWARDT, Director of Quantitative Research, joined the team managing Income & Growth in May 1997. Mr. Borgwardt joined American Century in 1990 and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Utilities Fund.

JEFFERY R. TYLER, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Tyler joined American Century in 1988. Mr. Tyler is responsible for the supervision of the American Century Strategic Asset Allocation Funds and the American Century Capital Manager Fund and supervises portfolio management teams for American Century's government bond and money market funds. Mr. Tyler has also served on the team which manages the American Century-Benham European Government Bond Fund since its inception.

WILLIAM MARTIN, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Martin also has served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their inceptions.

The members of the American Century quantitative equity portfolio management team responsible for management of Utilities are John Schniedwind, Kurt
Borgwardt and Joseph B. Sterling. The members of the American Century quantitative equity portfolio management team responsible for management of Global Natural Resources are William Martin and Joseph B. Sterling. In the section titled "Investment Management," the second full paragraph appearing on page 27 of the Prospectus for Global Gold, Global Natural Resources and Utilities is deleted and replaced with the following:

JOHN SCHNIEDWIND, Senior Vice President and Group Head - Quantitative Equity, has been a member of the team that manages Utilities since its inception and has supervised the teams that manage American Century Income & Growth Fund, American Century Equity Growth Fund, and Utilities since their inceptions. Mr. Schniedwind also supervises the portfolio management teams which manage Global Gold and Global Natural Resources. Mr. Schniedwind joined American Century in 1982.

KURT BORGWARDT, Director of Quantitative Research, joined the team managing Utilities in May 1997. Mr. Borgwardt joined American Century in 1990 and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Income & Growth Fund.

JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996 and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989 as an Equity Research Analyst and held that position until December 1995, when he was promoted to Associate Portfolio Manager.



                         P.O. Box 419200                 [american century logo]
                         Kansas City, Missouri                   American
                         64141-6200                             Century(sm)
                         1-800-345-2021 or 816-531-5575

SH-SPL-8770 9705